UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2023

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2023, Bel Fuse Inc. (the "Company") held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company's definitive proxy materials filed with the Securities and Exchange Commission on April 10, 2023.

As indicated in the Company's proxy statement, holders of record of the Company's Class A Common Stock at the close of business on March 27, 2023 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,141,589 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company's Certificate of Incorporation described in the proxy statement, the voting rights of one shareholder of the Company, GAMCO Investors, Inc. et. al. ("GAMCO"), which beneficially owned 384,338 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting.  Accordingly a total of 1,757,251 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.

A total of 1,568,636 shares of Class A Common Stock were represented in person or by proxy at the Annual Meeting and entitled to vote.  The final voting results from the Annual Meeting are as follows:

Proposal 1:  The election of three persons, named in the proxy statement, to serve as directors for three-year terms. The following is a list of the directors elected at the Annual Meeting and the number of votes For and Withheld, as well as the number of Broker Non-Votes:

Name	For	Withheld	Broker Non-Votes
Thomas E. Dooley	1,293,989	35,638	239,009
Rita V. Smith	1,021,500	308,127	239,009
Jacqueline Brito	1,298,177	31,450	239,009

Proposal 2: The ratification of the designation of Grant Thornton LLP to audit the Company's books and accounts for 2023. This proposal was approved by the following votes (there were no Broker Non-Votes):

For	Against	Abstentions
1,515,881	52,520	235

Proposal 3: The approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
1,301,492	27,270	865	239,009

Proposal 4: The vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation. The vote on this proposal was as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
825,069	382,281	121,597	680	239,009

Based upon and taking into consideration the voting results on Proposal 4 set forth above, the Company’s Board of Directors has determined that an advisory vote by the shareholders regarding named executive officer compensation as set forth in the proxy statement will be conducted on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer